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                                                                    EXHIBIT 10.8

                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT, dated as of           , 2000 (this
"Agreement"), is made by and among Mediacom Communications Corporation, a Delaware corporation (the "Company"), and the holders of shares of common stock of the Company ("Shares") named on the signature pages hereof (collectively, the "Holders").


                                    RECITALS
                                    --------

     WHEREAS, Mediacom LLC, a New York limited liability company which has become a wholly owned subsidiary of the Company, and certain of the Holders previously entered into a Registration Rights Agreement dated as of March 12, 1996 (the "Original Agreement");

     WHEREAS, as part of the reorganization pursuant to which Mediacom LLC became a wholly-owned subsidiary of the Company, the Holders and certain transferees of the Holders specified below (the "Existing Transferees") have acquired Shares in exchange for their membership interests in Mediacom LLC;

     WHEREAS, the Company and the Holders desire to afford to the Holders and the Existing Transferees with respect to their Shares registration rights comparable to those set forth in the Original Agreement with respect to their membership interests in Mediacom LLC; and

     WHEREAS, this Agreement is being entered into in order that all Holders receive the registration rights set forth below and to supersede and replace, in its entirety, the Original Agreement;

     NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:


     1.   Certain Definitions.

          As used in this Agreement, the following terms shall have the following respective meanings:

          "BMO Holder" shall mean, collectively, BMO Financial, Inc. and any
           ----------
transferee of any Shares from BMO Financial, Inc. (directly or indirectly through one or more transferees).

          "Booth Holder" shall mean, collectively, U.S. Investor, Inc. and any
           ------------
transferee of any Shares from U.S. Investor, Inc. (directly or indirectly through one or more transferees).
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          "Chase Holder" shall mean, collectively, Chase Manhattan Capital,
           ------------
L.P., CB Capital Investors, L.P. and any transferee of any Shares from Chase Manhattan Capital L.P., CB Capital Investors, L.P. or Chase Manhattan Capital Corporation (directly or indirectly through one or more transferees).

          "Commission" shall mean the Securities and Exchange Commission or any
           ----------
other federal agency at the time administering the Securities Act or the Exchange Act.

          "Commisso Holders" shall mean (i) Rocco B. Commisso, (ii) the Existing
           ----------------
Transferees of Rocco B. Commisso specified in Section 10(d)(ii) below, (iii) any Person controlled by him and of which he, Holders of his immediate family or trusts established for the benefit of any of the foregoing are 80% equity holders, and (iv) any transferees of any Shares from any of the foregoing (directly or indirectly through one or more transferees).

          "Communications Act" shall mean the Communications Act of 1934, or any
           ------------------
federal statute then in effect which has replaced such statute, and the rules, regulations, policies and orders of the FCC, as the same may be amended from time to time.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended, or any federal statute then in effect which has replaced such statute, and the rules, regulations, policies and orders of the Commission, as the same may be amended from time to time.

          "FCC" means the Federal Communications Commission or any other federal
           ---
agency at the time administering the Communications Act.

          "Holder" shall mean any party hereto (other than the Company) and each
           ------
of its respective successive successors and assigns who acquire Registrable Securities, directly or indirectly, from any such party or from any successive successor or assign of any such party.

          "Initial Public Offering" shall mean the initial public offering and
           -----------------------
sale of shares of class A common stock of the Company pursuant to a registration statement on Form S-1 filed by the Company under the Securities Act with the Commission.

          "Investor Holder" shall mean, collectively, (i) BMO Financial, Inc.,
           ---------------
Chase Manhattan Capital L.P., CB Capital Investors, L.P., Morris Communications Corporation, Private Market Fund, L.P., U.S. Investors, Inc., Thomas W. Keaveney and Scott W. Seaton, (ii) a Holder which is not a Commisso Holder, and (iii) any transferee of any Shares from any of the foregoing (directly or indirectly through one or more transferees).

          "Keaveney Holder" shall mean, collectively, Thomas W. Keaveney and any
           ---------------
transferee of any Shares from Thomas W. Keaveney (directly or indirectly through one or more transferees).

          "Morris Holder" shall mean, collectively, (i) Morris Communications
           -------------
Corporation, (ii) the Existing Transferees of Morris Communications Corporation specified in Section 10(d)(iii) below

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and (iii) any transferee of any Shares from any of the foregoing (directly or indirectly through one or more transferees).

          "Person" shall mean an individual, company, partnership, limited
           ------
liability company, trust or unincorporated organization, a government or any agency or political subdivision thereof or other entity.

          "Private Market Holder" shall mean, collectively, Private Market Fund,
           ---------------------
L.P. and any transferee of any Shares from Private Market Fund, L.P. (directly or indirectly through one or more transferees).

          "Registrable Securities" shall mean the Shares now or hereafter issued
           ----------------------
to or held by the Holders, and any other equity securities of the Company issued successively in exchange for or in respect of such Shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement registering such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold under Rule 144 (or any successor provision) under the Securities Act, (iii) such securities shall have been otherwise transferred pursuant to an exemption from the registration requirements under the Securities Act and state securities laws, if subsequent transfers of such securities will not require registration or qualification of such securities under the Securities Act or any state securities laws then in force or (iv) such securities shall have ceased to be outstanding.

          "Registration Expenses" shall have the meaning given in Section 5
           ---------------------
hereof.

          "Seaton Holder" shall mean, collectively, Scott W. Seaton and any
           -------------
transferee of any Shares from Scott W. Seaton (directly or indirectly through one or more transferees).

          "Securities Act" shall mean the Securities Act of 1933, as amended, or
           --------------
any federal statute then in effect which has replaced such statute, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such replacement federal statute.

          "Shares" shall have the meaning given in the preamble of this
           ------
Agreement.


     2.   Registration by Request.

          (a) If, at any time after 180 days following the consummation of the Initial Public Offering, the Company shall, upon the receipt of a written request therefor from any one or more of (i) 50% or more of the BMO Holders,
(ii) 50% or more of the Booth Holders, (iii) 50% or more of the Chase Holders,
(iv) 50% or more of the Commisso Holders, (v) 50% or more of the Morris Holders,
(vi) 50% or more of the Private Market Holders, (vii) 50% or more of the Keaveney Holders or (viii) 50% or more of the Seaton Holders (in each case to the extent such Persons are holders of record of Registrable Securities), prepare and file a registration statement under the Securities Act covering the

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Registrable Securities which are the subject of such request (the Holder or
Holders making the request are herein called the "Initiating Holders") and shall use its best efforts to cause such registration statement to become effective promptly thereafter; provided, however, that the Company shall be obligated to
                     --------  -------
prepare and file such registration statement only if the Registrable Securities which are the subject of such request have a total market value of at least $50,000,000. Market value, as used herein, shall mean the average per share closing price of a share of common stock of the Company on the Nasdaq National Market for the 10 trading days ending on the trading day prior to the date of the Initiating Holders' request. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other holders of record of Registrable Securities that such registration is to be effected. The Company shall include in such registration statement such Registrable Securities for which it has received written requests to register by such other holders of record within 10 days after the Company's written notice to such other record Holders. In any one calendar year, the Company shall not be obligated to prepare, file and use its best efforts to cause to become effective pursuant to this Section 2(a) more than one registration statement.

          (b) In the event that the Initiating Holders of more than 50% of the Registrable Securities for which registration has been requested pursuant to
Section 2(a) hereof determine for any reason (other than upon advice from a managing underwriter that there has occurred with respect to the Company an event that would materially affect the sale of such Registrable Securities) not to proceed with such registration at any time before the registration statement has been declared effective by the Commission, and such registration statement, if theretofore filed with the Commission, is withdrawn with respect to the securities covered thereby, and the Holders of such Registrable Securities agree to bear their own expenses incurred in connection therewith and to reimburse the Company for the out-of-pocket costs and expenses incurred by it attributable to the registration of such Registrable Securities, then the Holders of such Registrable Securities shall not be deemed to have exercised their right to require the Company to register Registrable Securities pursuant to Section 2(a) hereof.

          (c) Without the written consent of the Initiating Holders of more than 50% of the Registrable Securities for which registration has been requested pursuant to Section 2(a) hereof, neither the Company nor any other holder of Shares or securities of the Company may (A) include Shares or securities in any such registration to the extent that the managing underwriter of any public offering contemplated by such registration shall advise such holders in writing that the inclusion of such securities creates a significant risk that the price per unit that such Holders of Registrable Securities or other holders will derive will be adversely affected or that the number of Shares or securities sought to be registered is too large a number to be reasonably sold (in which case the number of Shares or securities sought to be included by the Company or such other holders shall be reduced to the minimum extent so advised by such managing underwriter to avoid such effect) or (B) require the exclusion of any portion of the Registrable Securities so to be registered.

          (d) The obligations of the Company under this Section 2 are subject to the condition that the Company shall be entitled to postpone for up to six months once in any twelve month period the filing of any registration statement otherwise required to be prepared and filed by it pursuant to this Section 2 if, at the time it receives requests for registration pursuant thereto, the Board of Directors of the Company determines, in its judgment, that the filing of such registration

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statement and the offering of Registrable Securities pursuant thereto would materially interfere with any material financing, acquisition, reorganization or other material transaction by the Company, and the Company promptly gives the Holders requesting such registration written notice of such determination. If the Company shall so postpone the filing of a registration statement, the Holders requesting such registration shall have the right to withdraw the requests for registration by giving written notice to the Company within fifteen days after receipt of the Company's notice of postponement and, in the event of such withdrawal, such requests shall not be counted as being requests for the registration statement that the Company is obligated to prepare, file and cause to become effective pursuant to Section 2(a) hereof.


     3.   "Piggy-Back" Registrations.

          (a) If, at any time after 180 days following the consummation of the Initial Public Offering, the Company proposes to register any of its Shares or any other equity securities under the Securities Act on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect) for purposes of an offering or sale by or on behalf of the Company of Shares or such equity securities for its own account (a "primary offering") or upon the request or for the account of one or more holders (a "Registering Holder") of Shares or any such equity securities (a "secondary offering"), or for purposes of a combined primary and secondary offering (a "combined offering"), then in each such case the Company shall, either prior to or not later than 15 days after the time when any such registration statement is filed with the Commission, give written notice thereof to each Holder of Registrable Securities. Such notice shall specify, at a minimum, the number and class, if any, of Shares or equity securities so proposed to be registered, the estimated effective date of such registration statement, any proposed means of distribution of such Shares or securities, any proposed managing underwriter or underwriters of such units or securities and a good faith estimate by the Company of the proposed maximum offering price thereof, as such price appears, or is proposed to appear, on the facing page of such registration statement. Upon the written direction of any such Holder of Registrable Securities, given within 20 days of the receipt by such Holder of any such written notice (which direction shall specify the number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall include in such registration statement any or all of the Registrable Securities then owned by such Holder requesting such registration (a "Requesting Holder"), to the extent necessary to permit the sale or other disposition of the securities constituting such number of Registrable Securities as such Requesting Holder shall have so directed the Company to be so registered. Any Requesting Holder shall have the right to withdraw such direction by giving written notice to the Company to such effect within 5 days after giving such direction. Notwithstanding the foregoing, no Holder of Registrable Securities shall have any right hereunder if the registration proposed to be effected by the Company relates solely to Shares or securities which are issuable solely to officers or employees of the Company or any entity wholly-owned by the Company or its affiliates pursuant to a bona fide employee stock option, bonus or other employee benefit plan or arrangement.

          (b) In the event that the Company proposes to register Shares or other equity securities for purposes of a primary offering, and any managing underwriter shall advise the Company and the Requesting Holders in writing that the inclusion in the registration statement of some or all of the Registrable Securities sought to be registered by the Requesting Holders creates a significant risk that the price per unit or share the Company will derive from such registration will be adversely affected or that the number of Shares or securities sought to be registered is too large a number to be reasonably sold, then the Company will include in such registration statement such number of Shares or securities as the Company and such Requesting Holders are so advised can be sold in such offering without such an effect (the "Primary Maximum Number"), as follows and in the following order of priority:
(i) first, such number of Shares or securities of the Company as the managing underwriter shall have determined, and (ii) second, if the number of Shares or securities to be registered under clause (i) is less than the Primary Maximum Number, such number of Registrable Securities of each Requesting Holder pro rata
                                                                        --- ----
in proportion to the number of Registrable Securities sought to be registered by all the Requesting Holders, which, when added to the number of Shares or other equity securities to be registered by the Company, equals the Primary Maximum Number.

          (c) In the event that the Company proposes to register Shares or other equity securities for purposes of a secondary offering, upon the request or for the account of any Registering Holder or Holders, and any managing underwriter shall advise the Requesting Holder or Holders and the Registering Holders in writing that the inclusion in the registration statement of some or all of the Registrable Securities sought to be registered by the Requesting Holders creates a significant risk that the price per unit or share that such Requesting Holder or Holders and such Registering Holders will derive from such registration will be adversely affected or that the number of Shares or securities sought to be registered (including any securities sought to be registered at the instance of the Requesting Holder or Holders and those sought to be registered by non-Requesting Shareholders who are Registering Shareholders) is too large a number to be reasonably sold, the Company will include in such registration statement such number of Shares or securities as the Company, the Registering Holders and the Requesting Holders are so advised can be sold in such offering without such an effect (the "Secondary Maximum Number"), as follows and in the following order of priority: (i) first, the number of Shares or securities sought to be registered by non-Requesting Holders who are Registering Holders and (ii) second, if the number of Shares or securities to be registered under clause (i) is less than the Secondary Maximum Number, such Shares or securities sought to be registered by such Requesting Holder or Holders pro rata in proportion to the
                                                   --- ----
number of Shares or securities sought to be registered by all the Requesting Holders, which, when added to the number of Registrable Securities to be registered by Registering Holders who are non-Requesting Holders, equals the Secondary Maximum Number.

          (d) In the event that the Company proposes to register Shares or other equity securities for purposes of a combined offering, and any managing underwriter shall advise the Company, the Requesting Holder or Holders and the Registering Holders in writing that the inclusion in the registration statement of some or all of the Registrable Securities sought to be registered by the Requesting Holders creates a significant risk that the price per unit or share the Company will derive from such registration will be adversely affected, then the Company will include in such registration statement such number of Shares or securities as the Company, the Requesting Holders and such Registering Holders are so advised can be sold in such offering without such an effect (the "Combined Maximum Number"), as follows and in the following order of priority:
(i) first, such number of Shares or securities of the Company as the managing underwriter shall have determined, and (ii) second, if the number of Shares or securities sought to be registered under clause (i) is less than the Combined Maximum Number, Shares or securities sought to be registered by each other such party pro rata in proportion to the number of Shares or
                   --- ----
securities sought to be registered by all such parties, which, when added to the number of Shares or securities to be registered by the Company, equals the Combined Maximum Number.

     4.   Registration Procedures.

          (a) Each registration statement filed pursuant to Section 2 hereof shall provide for a firm commitment underwritten offering. The Company agrees to use its best efforts to effect or cause such registration statement to permit the sale of the Registrable Securities covered thereby by the Holders thereof in accordance with the intended method or methods of distribution thereof described in such registration statement. In connection with any registration of any Registrable Securities pursuant to Section 2 or 3 hereof, the Company shall, as soon as reasonably possible:

                (i) use its best efforts to cause the registration statement filed for purposes of such registration to become effective as soon as reasonably possible thereafter;

               (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to effect and maintain the effectiveness of such registration statement as may be required by the applicable rules and regulations of the Commission and the instructions applicable to the form of such registration statement, and furnish to the holders of the Registrable Securities covered thereby copies of any such supplement or amendment prior to its being used and/or filed with the Commission; and comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Securities to be included in such registration statement;

              (iii) provide (A) the Holders of the Registrable Securities to be included in such registration statement, (B) the underwriters (which term, for purposes of this Agreement, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) one counsel for such underwriters or agent, and (E) not more than one counsel for all the Holders of such Registrable Securities, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

               (iv) for a reasonable period prior to the filing of such registration statement, and throughout the period specified above, make available for inspection by the parties referred to in Section 4(a)(iii) above such financial and other information and books and records of the Company, and cause the officers, directors, employees, counsel and independent certified public accountants of the Company, to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such section, to conduct a reasonable investigation within the meaning of the Securities Act, provided, however,
                                                             --------  -------
     that each such party shall be required to maintain in confidence and not to disclose to any other Person any information or records

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     reasonably designated by the Company in writing as being confidential, until such time as (a) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (b) such party shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter, or (c) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not include an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and provided,
                                                                  --------
     further, that the Company need not make such information available, nor
     -------
     need it cause any officer, director or employee to respond to such inquiry, unless each such Holder of Registrable Securities to be included in a registration statement hereunder and such counsel, upon the Company's request, execute and deliver to the Company an undertaking to substantially the same effect contained in the preceding proviso;

               (v) promptly notify the Holders of Registrable Securities to be included in a registration statement hereunder, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or the prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 6 below cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (F) if it shall be the case, at any time when a prospectus is required to be delivered under the Securities Act, that such registration statement, prospectus, or any document incorporated by reference in any of the foregoing contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

               (vi) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

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

              (vii) if requested by any managing underwriter or underwriters, any placement or sales agent or any Holder of Registrable Securities to be included in a registration statement, promptly incorporate in a prospectus, prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission and as such managing underwriter or underwriters, such agent or such Holder may reasonably specify should be included therein relating to the terms of the sale of the Registrable Securities included thereunder, including, without limitation, information with respect to the number of Registrable Securities being sold by such Holder or agent or to such underwriters, the name and description of such Holder, the offering price of such Registrable Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus, prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus, prospectus supplement or post-effective amendment;

             (viii) furnish to each Holder of Registrable Securities to be included in such registration statement hereunder, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the counsel referred to in Section 4(a)(iii) an executed copy of such registration statement, each such amendment and supplement thereto (in each case excluding all exhibits and documents incorporated by reference) and such number of copies of the registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by such holder, agent or underwriter, as the case may be) of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, as such Holder, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder sold by such agent or underwritten by such underwriter and to permit such Holder, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus and any amendment or supplement thereto by each such Holder and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Registrable Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

               (ix) use its best efforts to (A) register or qualify the Registrable Securities to be included in such registration statement under such other securities laws or blue sky laws of such jurisdictions (to be limited to a maximum of 20) to be designated by the Holders of a majority of such Registrable Securities and each placement or sales agent, if any, therefor and underwriter, if any, thereof, as any Holder and each underwriter, if any, of the securities being sold shall reasonably request,
     (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions for so long as may be necessary to enable such Holder, agent or underwriter to complete its distribution of the Registrable Securities pursuant to such registration statement and (C) take any and all such actions as may be reasonably necessary or advisable to enable such Holder, agent, if any, and underwriter to consummate the disposition in such jurisdictions of such Registrable Securities; provided,
                                                                       --------
     however, that the Company shall not be required for any such purpose to (1)
     -------
     qualify generally to do business as a foreign company or a broker-dealer in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 4(a)(ix), (2) subject itself to taxation in any such jurisdiction or (3) consent to general service of process in any such jurisdiction; and provided, further, that the Company
                                           --------  -------
     may, at its option, use its best efforts to register or qualify such Registrable Securities only in such jurisdictions, and to take only such other actions, as may be required by the underwriting agreement relating to such offering;

               (x) use its best efforts to obtain the consent or approval of the FCC and each other governmental agency or authority required to effect such registration or the offering or sale in connection therewith or to enable the Holder or Holders of Registrable Securities to be included in a registration statement to offer, or to consummate the disposition of their Registrable Securities;

              (xi) cooperate with the Holders of the Registrable
     Securities to be included in a registration statement hereunder and the managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders and which shall not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Registrable Securities;

             (xii) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

            (xiii) enter into one or more underwriting agreements, engagement letters, agency agreements, "best efforts" underwriting agreements or similar agreements, as appropriate, and take such other actions in connection therewith as the Requesting Holders of at least a majority of the Registrable Securities being sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

             (xiv) whether or not an agreement of the type referred to in the preceding subsection is entered into and whether or not any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent or any other entity,
     (A) make such representations and warranties to the Requesting Holders of such Registrable Securities and the placement or sales agent, if any, therefor and the underwriters, if any, thereof in form, substance and scope as are customarily made in connection with any offering of equity securities pursuant to any appropriate agreement and/or to a registration statement filed on the form applicable to such registration statement; (B) obtain an opinion of counsel to the Company in customary form and covering such matters, of the type customarily covered by such an opinion, as the managing underwriters, if any, and as the Requesting Holders of at least a majority of such Registrable Securities may reasonably request, addressed to such Requesting Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof and dated the effective date of such registration statement (and if such registration statement contemplates an underwritten offering of a part or all of the Registrable Securities, dated the date of the closing under the underwriting agreement relating thereto) (it being agreed that the matters to be covered by such opinion shall include, without limitation, the due organization of the Company, and its subsidiaries, if any; the qualification of the Company, and its subsidiaries, if any, to transact business as foreign companies; the due authorization, execution and delivery of this Agreement and of any agreement of the type referred to in Section 4(a)(xiii) hereof; the due authorization, valid issuance, and the fully paid status of the Shares of the Company; the absence of material legal or governmental proceedings involving the Company; the absence to the knowledge of such counsel of a breach by the Company or its subsidiaries of, or a default under, agreements binding the Company or any subsidiary; the absence of governmental approvals required to be obtained in connection with the registration statement, the offering and sale of the Registrable Securities, this Agreement or any agreement of the type referred to in
     Section 4(a)(xiii) hereof; the compliance as to form of such registration statement and any documents incorporated by reference therein with the requirements of the Securities Act; the effectiveness of such registration statement under the Securities Act; and, as of the date of the opinion and of the registration statement or most recent post-effective amendment thereto, as the case may be, the absence, to the knowledge of such counsel, from such registration statement and the prospectus included therein, as then amended or supplemented, and from the documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact necessary to make the statements therein not misleading (in case of such documents, in the light of the circumstances existing at the time that such documents were filed with the Commission under the Exchange Act)); (C) obtain a "cold" comfort letter or letters from the independent certified public accountants of the Company addressed to the Requesting Holders and the placement or sales agent, if any, therefor and the underwriters, if any, thereof, dated (I) the effective date of such registration statement and (II) the effective date of any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus (and, if such registration statement contemplates an underwritten offering pursuant to any prospectus supplement to the prospectus included in such registration statement or post-effective amendment to such registration statement which includes unaudited or audited financial statements as of a date or for a period subsequent to that of the latest such statements included in such prospectus, dated the date of the closing under the underwriting agreement relating thereto), such letter or letters to be in customary form and covering such matters of the type customarily covered by letters of such type; (D) deliver such documents and certificates, including officers' certificates, as may be reasonably requested by Requesting Holders of at least a majority of the Registrable Securities being sold and the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof to evidence the accuracy of the representations and warranties made pursuant to clause
     (A) above or those contained in Section 6 hereof and the compliance with or satisfaction of any agreements or conditions contained in the underwriting agreement or other agreement entered into by the Company; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as are provided in Sections 5 and 7 hereof;

               (xv) notify in writing each Holder of Registrable Securities of any proposal by the Company to amend or waive any provision of this Agreement pursuant to Section 10(g) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

              (xvi) in the event that any broker-dealer registered under the Exchange Act shall be an "Affiliate" (as defined in Schedule E to the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) of the Company and such broker-dealer shall underwrite, participate as a Holder of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of such Schedule) of any Registrable Securities, whether as a Requesting Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, or in the event that any such broker-dealer shall participate in the offering contemplated by such registration statement and in which it is intended that more than 10% of the net offering proceeds, not including underwriting compensation, are to be paid thereto or to associated or affiliated persons of such broker-dealer, or Holders of the immediate families of such persons, assist such broker-dealer in complying with the requirements of such Schedule, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in such Schedule) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such registration statement is an underwritten offering or is made through a placement or sales agent, to recommend a price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 7 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD; and

             (xvii) engage to act on behalf of the Company with respect to the Registrable Securities to be so registered a registrar and transfer agent having such duties and responsibilities (including, without limitation, registration of transfers and maintenance of stock registers) as are customarily discharged by such an agent, and to enter into such agreements and to offer such indemnities as are customary in respect thereof; and

            (xviii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its Holders, as soon as practicable but in any event not later than 18 months after the effective date of such registration statement, an earnings statement covering a period of at least twelve months which shall satisfy the provisions of Section 6(a) of the Securities Act (including, at the option of the Company, pursuant to Rule 158 thereunder).

          (b) In the event that the Company would be required, pursuant to
Section 4(a)(v)(F) above, to notify the Requesting Holders of Registrable Securities included in a registration statement hereunder, the sales or placement agent, if any, and the managing underwriters, if any, of the securities being sold, the Company shall prepare and furnish to each such Holder, to each such agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each Requesting Holder agrees that upon receipt of any notice from the Company pursuant to Section 4(a)(v)(F) hereof, such Requesting Holder shall forthwith discontinue the distribution of Registrable Securities pursuant to the registration statement applicable to such Registrable Securities until such Requesting Holder shall have received copies of such amended or supplemented registration statement or prospectus, and if so directed by the Company, such Requesting Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such Requesting Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

          (c) The Company may require each Requesting Holder of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Requesting Holder and such Holder's method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing but only to the extent that such information is required in order to comply with the Securities Act. Each such Requesting Holder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Requesting Holder to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Requesting Holder or the distribution of such Registrable Securities or omits to state any material fact regarding such Requesting Holder or the distribution of such Registrable Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Requesting Holder or the distribution of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     5.   Registration Expenses.

          The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation,
(a) all Commission and any NASD registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Registrable Securities for offering and sale under the State securities and blue sky laws referred to in Section 4(a)(ix) hereof, including reasonable fees and disbursements of one counsel for the placement or sales agent or underwriters in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registrable Securities and all other documents relating hereto, (d) messenger and delivery expenses, (e) fees and expenses of any registrar and transfer agent, (f) internal expenses (including without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), (g) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold" comfort letters required by or incident to such performance and compliance), (h) with respect to primary and combined offerings, fees, disbursements and expenses of any "qualified independent underwriter" engaged pursuant to Section 4(a)(xvi) hereof, (i) fees, disbursements and expenses of one counsel (in an amount not to exceed $15,000 for any one registration statement) for the Holders of Registrable Securities retained in connection with such registration, as selected by the Holders of at least a majority of the Registrable Securities being registered (which counsel shall be reasonably satisfactory to the Company), and (j) fees, expenses and disbursements of any other persons, including special experts, retained by the Company in connection with such registration (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by any Requesting Holders or any placement or sales agent or underwriter therefor, the Company shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the Requesting Holders of the Registrable Securities being registered shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Registrable Securities and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than the counsel and experts specifically referred to above.


     6.   Representations and Warranties in
          Connection With Registration Statements.

          The Company represents and warrants to, and agrees with, each Holder of Registrable Securities that:

          (a) Each registration statement covering Registrable Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 4(a)(viii) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Registrable Securities, at the time of the closing under the underwriting agreement relating thereto will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the effective date of any such registration statement when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to Requesting Holders of Registrable Securities pursuant to Section 4(a)(v)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to
Section 4(b) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to
Section 4(a)(viii) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this
                                                 --------  -------
representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Requesting Holder of Registrable Securities expressly for use therein.

          (b) Any documents incorporated by reference in any prospectus referred to in Section 6(a) hereof, when they become or became effective or are or were filed with the Commission, as the case may be, will conform or conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not
            --------  -------
apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Requesting Holder of Registrable Securities expressly for use therein.

          (c) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the articles of organization of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body (including, but not limited to, the FCC) is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Securities Act of the Registrable Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or blue sky laws in connection with the offering and distribution of the Registrable Securities.

          (d) This Agreement has been duly authorized, executed and delivered by the Company.


     7.   Indemnification.

          (a) Indemnification by the Company.  Upon the registration of the
              ------------------------------
Registrable Securities pursuant to Section 2 or 3 hereof, the Company shall, and hereby agrees to, indemnify and hold harmless each of the Requesting Holders of Registrable Securities to be included in such registration, and each person who participates as a placement or sales agent or as an underwriter in the offering or sale of such Registrable Securities, against any losses, claims, damages or liabilities, joint or several, to which such Requesting Holder, agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and hereby agrees to, reimburse such Requesting Holder and any such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim; provided,
                                                                     --------
however, that the Company shall not be liable to any such person in any such
-------
case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any such person expressly for use therein.

          (b) Indemnification by the Holders and any Agents and Underwriters.
              --------------------------------------------------------------
The Company shall require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2 or 3 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company, and all other holders of Registrable Securities, against any losses, claims, damages or liabilities to which the Company or such other Holders of Registrable Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to any such Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Requesting Holder, agent or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim; provided, however, that no such Requesting Holder
                          --------  -------
shall be required to undertake liability to any person under this Section 7(b) for any amounts in excess of the dollar amount of the gross proceeds from the sale of such Requesting Holder's Registrable Securities pursuant to such registration.

          (c) Notices of Claims, Etc.  Promptly after receipt by an indemnified
              ----------------------
party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 7, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Subsection (a) or (b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. An indemnified party may nevertheless employ counsel to represent and defend it, but the indemnifying party will not be required to pay the fees and disbursements of more than one counsel in any jurisdiction in any proceeding (unless by reason of potential conflicts of interest, representation by more than one counsel is necessary). The right to control the defense of any action shall not include the right to enter into a settlement with respect to such action, unless such settlement is for money damages only (and the indemnifying party first posts a bond or other security satisfactory to the indemnified party sufficient to cover the full amount of the proposed settlement).

          (d) Contribution.  Each party hereto agrees that, if for any reason
              ------------
the indemnification provisions contemplated by Section 7(a) or Section 7(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claims, damages or liabilities (or actions in respect thereof), in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omission which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation

(even if the Holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 7(d), no Requesting Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Requesting Holder with respect to the sale of any Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 6(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Requesting Holders' and any underwriters' obligations in this Section 7(d) to contribute shall be several in proportion to the principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

          (e) The indemnification, contribution and reimbursement of expenses obligations set forth in Sections 5 and 7 hereof and each other provision set forth in this Section 7 shall remain in full force and effect regardless of any investigation (or statement as to the result thereof) made by or on behalf of any Requesting Holder, any director, officer or partner or such Requesting Holder, any underwriter, any director, officer or partner of such underwriter, or any controlling person of any of the foregoing and shall survive the transfer and registration of shares of Registrable Securities by such Requesting Holder.

          (f) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Holder, agent and underwriter and each person, if any, who controls any Requesting Holder, agent or underwriter within the meaning of the Securities Act; and the obligations of the Requesting Holders and any agents or underwriters contemplated by this Section 7 shall be in addition to any liability which the respective Requesting Holder or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company), and to each person, if any, who controls the Company within the meaning of the Securities Act.


     8.   Underwritten Offerings.

          (a) Selection of Underwriters.  For each underwritten offering for the
              -------------------------
sale of Registrable Securities pursuant to Section 2 hereof, the managing underwriter or underwriters thereof shall be designated by the Holders of at least a majority of the Registrable Securities to be included in such offering, provided that such designated managing underwriter or underwriters is or are reasonably acceptable to the Company.

          (b) Participation by Requesting Shareholders.  No Requesting Holder of
              ----------------------------------------
Registrable Securities may participate in any underwritten offering hereunder unless such Requesting Holder (i) agrees to sell such Requesting Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.


     9.   Rule 144.

          The Company covenants with the Holders of Registrable Securities that during any period to the extent it shall be required to do so under the Exchange Act, the Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c) (1) of Rule 144 adopted by the Commission under the Securities
Act) and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any such Holder may reasonably request, all to the extent required from time to time during such period to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.


     10.  Miscellaneous.

          (a) No Inconsistent Agreements.  The Company covenants and agrees that
              --------------------------
it shall not grant registration rights with respect to any class of Shares or any other securities, or enter into any other agreements, contracts or understandings, which would be inconsistent with the terms contained in this Agreement. The Company is not currently a party to any agreement with respect to any of its equity or debt securities granting any registration rights to any person.

          (b) Specific Performance.  The parties hereto and each party in
              --------------------
interest in accordance with Section 10(d) hereof acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

          (c) Notices.  All notices, requests, claims, demands, waivers and
              -------
other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier (including, without limitation by Federal Express or similar service), or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) or by telecopier facsimile when confirmation of transmittal is received (provided that a copy of any such communication shall also be delivered as soon as practicable by another means herein provided) as follows: If to the Company, to it at 100 Crystal Run Road, Middletown, New York 10941, Attention: Manager; with copy to Cooperman Levitt Winikoff Lester & Newman, P.C., 800 Third Avenue, New York, New York 10022, Attention: Robert L. Winikoff, Esq.; and if to a Holder, to the address of such Holder set forth in the records of the Company, or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

          (d)  Parties in Interest.  (i)  All the terms and provisions of this
               -------------------
Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto, including, without limitation, the Existing Transferees. If any transferee of any Holder shall acquire shares of Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. If the Company shall so request, any such successor or assign shall agree in writing to acquire and hold the Registrable Securities, subject to all of the terms hereof.

          (ii) The Existing Transferees of Rocco B. Commisso are: James Carey; Calvin Craib; Lawrence Dema; Bruce Gluckman; Richard Hale; John Pascarelli; Frank Rizzi; Mark Stephan; Elizabeth Terwilliger; Joseph Van Loan; Brian Walsh; William Wegener; and Italia Commisso Weinand.

         (iii) The Existing Transferees of Morris Communications
Corporation are: Susie Morris Baker; Craig S. Mitchell; J. Tyler Morris; and Will S. Morris IV.

          (e) Law Governing.  This Agreement shall be governed by and construed
              -------------
in accordance with the laws of the State of New York.

          (f) Headings.  The descriptive headings of the several Sections and
              --------
paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

          (g) Entire Agreement; Amendments.  This Agreement and the other
              ----------------------------
writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties or any of them with respect to its subject matter, including, without limitation, the Original Agreement. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Holders of at least a majority of the Registrable Securities at the time outstanding (excluding as holders for purposes of such calculation Rocco B. Commisso, the Company and each other person controlling, controlled by or under common control with Rocco B. Commisso). Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any amendment or waiver authorized by this Section 10(h), whether or not such Registrable Securities shall have been marked to indicate such consent.

          (h) Counterparts.  This Agreement may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (i) Inspection.  For so long as this Agreement shall be in effect,
              ----------
this Agreement and a complete list of the names and addresses of all the Holders of Registrable Securities shall be made available for inspection and copying on any business day by any Holder of Registrable Securities at the offices of the Company at the address thereof set forth in Section 10(c) above.


     11.  FCC Matters.

          The parties to this Agreement hereby acknowledge that the Company is subject to the regulatory jurisdiction of the FCC pursuant to which, inter alia,
                                                                     ----------
certain actions that may be taken pursuant to the provisions hereof may be subject to obtaining the prior consent of the FCC; certain reports may be required to be filed with the FCC; and certain other actions may be required to be taken by the Company from time to time to assure the Company's compliance, at all times, with the alien ownership and other requirements of the Communications Act and the rules, regulations, policies and orders of the FCC. Accordingly, notwithstanding anything to the contrary contained in this Agreement or any of the documents executed pursuant hereto, the parties will not take any action pursuant to this Agreement or any such related documents which would result in an assignment of an FCC License or the transfer of control of the holder of an FCC License, whether de facto or de jure, if such assignment of license or transfer of control would require under then existing law, the prior approval of the FCC, without first obtaining such approval. In addition, with respect to any report, application, notice, response or other form or document which the Company is required to file with the FCC, or any other actions which are required to be taken by the Company or by the parties, the Company and each party hereto agree to cooperate in good faith and use all reasonable efforts to assure compliance by the Company with the Communications Act and all rules, regulations, policies and orders of the FCC promulgated thereunder. Without limiting the generality of the foregoing, the Company and each party hereto agree to cooperate in good faith and use all reasonable efforts to make filings with the FCC or any court of competent jurisdiction to procure interpretations, waivers, orders or other action or advice from the FCC to satisfy the requirements of the Communications Act and all rules, regulations, orders and policies of the FCC. The Company agrees that all documents, records and other information obtained from any party hereto in connection with any such filing shall be held in strict confidence and that, except as necessary to be in compliance with the Communications Act and all rules, regulations, policies and orders of the FCC, such information shall not be disclosed to any third party or otherwise used by the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first written above.

                         MEDIACOM  COMMUNICATIONS  CORPORATION


                         By:____________________________________________________
                              Name:  Rocco B. Commisso
                              Title:    Chief Executive Officer

                         Holders:


                         BMO  FINANCIAL,  INC.


                         By:____________________________________________________
                              Name:
                              Title:


                         CB  CAPITAL  INVESTORS,  L.P.


                         By:____________________________________________________
                              Name:
                              Title:   General Partner


                         CHASE  MANHATTAN  CAPITAL,  L.P.


                         By:____________________________________________________
                              Name:
                              Title:   General Partner



                         -------------------------------------------------------
                         Rocco B. Commisso

                         MORRIS  COMMUNICATIONS  CORPORATION


                         By:____________________________________________________
                              Name:
                              Title:

                         PRIVATE  MARKET  FUND,  L.P.


                         By:____________________________________________________
                              Name:
                              Title:


                         U.S.  INVESTOR,  INC.


                         By:____________________________________________________
                              Name: Ralph H. Booth II
                              Title:   President



                         -------------------------------------------------------
                         Thomas W. Keaveney



                         -------------------------------------------------------
                         Scott W. Seaton